
<ARTICLE> 5
<LEGEND>
This schedule contains summary financial information extracted from the balance sheet of CNL American Realty Fund, Inc. at December 31, 1997, and its statement of earnings for the year then ended and is qualified in its entirety by reference to the Form 10-K of CNL American Realty Fund, Inc. for the year ended
December 31, 1997.
</LEGEND>

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                          DEC-31-1997
<PERIOD-START>                             JAN-01-1997
<PERIOD-END>                               DEC-31-1997
<CASH>                                       8,869,838
<SECURITIES>                                         0
<RECEIVABLES>                                        0
<ALLOWANCES>                                         0
<INVENTORY>                                          0
<CURRENT-ASSETS>                                     0<F1>
<PP&E>                                               0
<DEPRECIATION>                                       0
<TOTAL-ASSETS>                               9,443,476
<CURRENT-LIABILITIES>                                0<F1>
<BONDS>                                              0
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                        11,525
<OTHER-SE>                                   9,222,392
<TOTAL-LIABILITY-AND-EQUITY>                 9,443,476
<SALES>                                              0
<TOTAL-REVENUES>                                46,071
<CGS>                                                0
<TOTAL-COSTS>                                   23,219
<OTHER-EXPENSES>                                     0
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                                   0
<INCOME-PRETAX>                                 22,852
<INCOME-TAX>                                         0
<INCOME-CONTINUING>                             22,852
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                    22,852
<EPS-PRIMARY>                                     0.03
<EPS-DILUTED>                                     0.03

<F1>Due to the nature of its industry, CNL American Realty Fund, Inc. has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.



